                                                                 EXHIBIT 10.18.1

                             AMENDMENT NO. 1 TO IXC
                            MASTER SERVICE AGREEMENT

This Amendment No. 1 to the Master Service Agreement is made and entered into by and between IXC COMMUNICATIONS SERVICES, INC., (F/K/A IXC CARRIER, INC./IXC LONG DISTANCE, INC./IXC BROADBAND SERVICES, INC.), a Delaware corporation with its principal place of business at 1122 Capital of Texas Hwy. South, Austin, Texas 78746 ("Supplier"), and Universal Access, Inc. an Illinois corporation with its principal place of business at 1021 West Adams Street, Suite 101, Chicago, Illinois 60607 ("Customer").

For purposes of this Amendment, the Effective Date shall mean the first day of the next IXC billing cycle after the date of last execution below (the "Amendment Effective Date").

This Amendment is made with reference to the following facts:

        A. Customer and Supplier are parties to that certain Master Service Agreement dated as of November 06, 1997 (the "Agreement").

        B. The parties desire to amend the Agreement pursuant to the terms set forth below.

                               TERMS OF AMENDMENT

Accordingly, in consideration of the mutual promises set forth below, the parties agree as follows:

                1. Section 8 of the Master Service Agreement, Terms and Conditions shall be modified as follows:

                        8. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given as of the date of delivery, facsimile transmission or mailing, and if mailed, first class postage prepaid, certified or registered mail, return receipt requested to the following persons, unless contrary instructions are given by the parties in writing:

                If to Supplier:     IXC Communications Services, Inc.
                                    1122 Capital of Texas Hwy. South
                                    Austin, Texas 78746
                                    Attention: Contract Administration

                If to Customer:     Universal Access, Inc.
                                    1021 West Adams Street, Suite 101
                                    Chicago, Illinois 60607
                                    Attention:________________

                2. Exhibit B of the Private Line Service Exhibit shall be replaced by Exhibit B attached hereto.

                3. Exhibit C of the Private Line Service Exhibit shall be replaced by Exhibit C attached hereto.

                4. Exhibit D of the Private Line Service Exhibit shall be replaced by Exhibit D attached hereto.

                5.      Section 6, Definitions, shall be reinstated as follows:

                        DEFINITIONS. For purposes hereof: "Available" means all necessary Supplier equipment for a Circuit has been installed. "Activation Date" means the date a Circuit is first made Available to Customer. "Circuit" means a DS-0, DS-1, DS-3, OC-3 or a OC-12. "Circuit Lease Term" means the term of a Circuit specified in the applicable Purchase Order. "Circuit Mileage" means the length of a Circuit specified in the applicable Purchase Order. "DS-0" means a circuit complying with TR-TSY-000333 "Switched and Special Access Services - Transmission Parameter Limits and Interface Combinations" Issue 1, July 1990.

                        A "DS-1" is a signal conforming to the requirements set forth in Sections 9.3 and 10.2 of ?? TR, NWT-000499. Issue 5, December, 1993. A "DS-3" is a signal conforming to the requirements set forth in Section 9.6 and 10.5 of ?? TR-NWT-000499, Issue 5, December, 1993. An "OC-3" is a signal based on the SONET frame structure as specified in Bellcore GR-253-CORE, Synchronous Optical Network (SONET) Transport Systems: Common Criteria Physical Layers, and ANS1 T1.105, Digital Hierarchy, Optical interface Rates and Formats Specifications. An "OC-12" is a signal based on the SONET ?? structure as specified in Bellcore GR-253-CORE, Synchronous Optical Network (SONET) Transport Systems: Common Criteria Physical Layers, and ANSI T1.105, Digital Hierarchy-Optical Interface Rates; and Formats Specifications. "Purchase Orders" means any Customer purchase order accepted by Supplier. "Requested Service Dates" means the date Service on a Circuit is requested to commence specified in this applicable Purchase Order. "Service" means transmission service provided between North American DSX standard cross-comment ?? located in Supplier's terminal locations.

                6. The following shall be added in its entirety as Section 7 to the Private Line Service Supplement, Digital
                        Service:

                        7. CIRCUIT UPGRADE. Circuit Upgrade shall refer to an increase in bandwidth (e.g. DS-3 to an OC-3) between the same A and Z city locations. A new minimum three (3) year Circuit Lease Term and all installation fees shall apply for all Circuit Upgrades. Customer may roll up 28 individual DS-1 into a Single DS-3, 3 DS-3s into a single OC-3, and 4 OC-3s into a single OC-12. Customer may be upgraded at any time based upon availability as long as the total revenue generated as a result of the upgrade is equal to or greater than the revenue which would have been paid to Supplier if such upgrade had not occurred. The price of any replacement or renewal Service shall be based upon the ratio set forth in Exhibit D.


                7. The following shall be added in ?? as Section 8 to the Private Line Service Supplement, Digital Service:

                        8. LATE DELIVERY. Customer shall request Services by submitting to the Supplier a completed order form which shall include without limitation a requested service date and whether services from an underlying carrier are necessary. The order form shall be the Purchase Order form. In the event Supplier fails to meet the mutually agreed upon Requested Service Date (as set forth in IXC's confirmation letter), upon Customer's written request provided in accordance with the "Notice" provision of this Agreement, a late delivery credit shall be allowed and calculated following the activation date of the Service(s) as follows:

                                (a)     Customer shall be credited for late
                                delivery of ??-Net Service(s) which are ordered in accordance with Supplier's standard installation intervals to the extent that such late delivery was not caused by the failure of equipment or systems provided by Customer or persons other than Supplier, including any provider of local access service to Supplier. Such credit will be calculated for each day of delay at the rate of 1/30 of the Monthly Lease Rate or charge applicable to the Circuit which is subject to the late delivery.

                                (b)     The Monthly Lease Rates used to
                                determine any credit hereunder shall be the then current Monthly Lease Rates being ??.

                                (c) In an event shall any credit be allowed hereunder (1) in excess of the then current Monthly Lease Rate for the applicable Circuit or
                                (2) with respect to any Circuit for which Customer (i) fails to make or (ii) is excused from making any payment because of operation of law or any other reason.

                                (d) Calculations of credits shall be based upon Supplier's provisioning/installation records.

                                (e) The credit provided for hereunder shall be Supplier's sole liability and Customer's sole remedy in the event of any late delivery of Service.

                8. The following shall be added under CREDIT REQUIREMENTS of the Master Service Agreement:

                                Letter of Credit. Concurrently with the
                        execution hereof, Customer has established with Supplier the sum of [***] (the "Letter of Credit"), which amount is equal to the estimated Usage Charges and

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                        other amounts due and payable by Customer to Supplier hereunder, as security for the full and faithful performance of Customer of the terms, conditions and covenants of this Agreement. If at any time during the term of the Agreement, Customer defaults in the payment of any Usage Charges, or any other amounts payable by Customer to Supplier hereunder, then Supplier may appropriate and apply any portion of the Letter of Credit reasonably necessary to remedy any such default. If during the term of the Agreement, Supplier so applies all or any portion of the Letter of Credit, then Customer shall restore the amount of the Letter of Credit so applied by Supplier on or before the next due payment of Usage Charges under this Agreement. If, however, invoices for Services during any month provided by Supplier exceed one half of the Letter of Credit, at the request of Supplier, Customer shall within five (5) days (i) provide an additional Letter of Credit and/or a cash deposit; or (ii) other form of security satisfactory to Supplier which in either case, shall be in an amount equal to the amount by which the invoice for such month exceeds one-half of the amount of the Letter of Credit held by Supplier.

                                Release of Letter of Credit. Notwithstanding
                        anything to the contrary herein at any time during the term of the Agreement, Supplier shall release the Letter of Credit to Customer, in consideration of Customer's undertaking of any of the following actions: (i) obtaining for the benefit of Supplier a cash deposit securing the prompt payment, when due, of the estimated Usage Charges and other amounts due and payable by Customer to Supplier hereunder: (ii) (a) granting to Supplier a continuing, floating, first priority security interest and lien in and to the Collateral (as defined below) on the terms and subject to the conditions of a security agreement in form and substance reasonably satisfactory to Supplier; and (iii) directing all of Customer's End-Users to deposit any money owed by such End-Users to Customer directly into a lockbox account at Supplier's bank for the benefit of Supplier, and authorize Supplier's bank to make automatic clearing house fund transfers from such lockbox account to the account of Supplier in amounts initially agreed to by Customer and Supplier, on the terms and subject to the conditions of an escrow agreement in form and substance reasonably satisfactory to Supplier.

                                Customer shall execute from time to time such
                        additional instruments as may be reasonably required by Supplier to preserve and perfect any security interest created hereunder. For purposes of this subparagraph
                        (ii), the term "Collateral" shall mean all of the following assets of Customer, now or hereafter existing, wherever located, and all additions, substitutions, proceeds, products, offsprings, rents and profits thereof: all accounts receivable, all customer lists, mailing lists, customer information and customer data bases, including, without limitation, any and all tangible assets embodying any or all of the foregoing information, and any and all computer software or printouts embodying any or all of the foregoing information.

                9. The following shall be added in its entirety as Section 7 of the Private Line Supplement.

                                7.      CUSTOMER DEFAULT. In the event of a
                        "Customer Default", upon notice to Customer, Supplier may (in addition to such other rights or remedies as Supplier may have under this Agreement, at law or in equity), at its sole option do any or all of the following: (i) suspend Services to Customer until such time as such circumstance is corrected (provided Supplier shall not be prohibited from terminating this Agreement after suspending Services); (ii) cease accepting or processing orders for services; (iii) withhold delivery of CDR's; (iv) draw on any security deposit or other assurance of payment submitted under this Agreement; (v) terminate this Agreement without liability to Supplier, which termination may include immediate cancellation of the Services, or (x) pursue such other remedy or relief as may be appropriate.

                        "Customer Default" shall mean Customer: (i) breaches any material provision of this Agreement, including, but not limited to, the provisions regarding payment, and does not cure such breach within thirty days (five days with respect to the first three payment breaches and no notice period with respect to any further payment breach) of notice thereof by Supplier; or (ii) files or initiates proceedings or has proceedings filed or initiated against it, relating to its liquidation, insolvency, reorganization or other relief (such as the appointment of a trustee, receiver, liquidator, custodian or other official) under any bankruptcy, insolvency or other similar law or makes an assignment for the benefit of its creditors or enters into an agreement for the composition, extension or readjustment of its obligation in connection with the foregoing. If Customer uses the Services for any unlawful purpose or in any unlawful manner, Supplier shall have the right to suspend any or all services hereunder to Customer until the unlawful use ceases.

                10. All other terms and conditions, provisions, supplements and exhibits of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date last written below.

IXC COMMUNICATIONS SERVICES, INC.       UNIVERSAL ACCESS, INC.

BY: /s/ Signature Illegible             BY: /s/ Signature Illegible

NAME: LEO WELSH                         NAME: Robert J. Pommer
     ------------------------------          -----------------------------------

TITLE: PRES-WHOLESALE                   TITLE: Chief Operating Officer
      -----------------------------           ----------------------------------

DATE: 3/23/99                           DATE: March 18, 1999
     ------------------------------          -----------------------------------

FULL BUSINESS ADDRESS:                                    FULL BUSINESS ADDRESS:
1122 CAPITAL OF TEXAS HWY. SOUTH                          100 N. RIVERSIDE PLAZA, SUITE 2200
AUSTIN, TEXAS 78746-6426           APPROVED AS TO FORM    CHICAGO, ILLINOIS 60606
TELEPHONE: 512-427-3700                LEGAL DEPT.        TELEPHONE: 312-660-5000
FACSIMILE: 512-328-7902                                   FACSIMILE: 312-660-5050
                                                          BILLING CONTACT: MARIA CAVAZOS
                                                          TELEPHONE: 312-491-1700

                                    Exhibit A

                                       IXC
                      PURCHASE ORDER/MARKET SERVICE ORDER

                                                     (MSO)                      F&E#          __________
                                                                                ORBIT #:      __________
Customer _____________________________________________________
Order Contact _____________________         Phone Ext.                  Fax _______________
Tech Contact  _____________________         Phone Ext.                  Fax _______________
Req'st Svc Date: _____________ Term __________ Customer PON: ________________

        New    [ ]    Change     [ ]    Disconnect    [ ]     Expedite      [ ]
        IXC Circuit ID: _________________________

Circuit Type DS0          Protocol* AMI/SF         QTY ________         Rate _______          Mile _______

LOCATION A _________________________________              LOCATION Z ________________________________

LEC/CAP Provider __________________________               LEC/CAP Provider __________________________
CFA Release (Customer to Order Loop)    [ ]               CFA Release (Customer to Order Loop)    [ ]
IXC to Order Loop (Tech Sheet Required) [ ]               IXC to Order Loop (Tech Sheet Required) [ ]

Special Instructions _______________________       Special Instructions ______________________

--------------------------------------------

--------------------------------------------

--------------------------------------------

--------------------------------------------

Monthly IXC Charge    _______________              Installation _____________ ASR      ______
Location A Loop       _______________              Installation _____________ Expedite ______
Location Z Loop       _______________              Installation _____________ Reconfig ______
LSA Charge A          _______________
LSA Charge Z          _______________

Mux Charge            _______________              Installation _____________
Echo Canceller        _______________              Installation _____________
TOTAL                 _______________              TOTAL NON-RECURRING CHARGES  ____________

Pursuant to the MASTER SERVICE AGREEMENT by and between IXC and Customer, IXC agrees to provide the service described above. Service is contingent upon City and circuit availability, Requested Service Dates and charges for service are not binding on IXC and are subject to change until accepted by authorized Customer Representative.

IN WITNESS WHEREOF, the parties have executed this PURCHASE ORDER on the _______ day of ________, 19______.

------------------------------------    ----------------------------------------
CUSTOMER APPROVAL/TITLE                 SUPPLIER AUTHORIZED REPRESENTATIVE

        PLEASE FAX THIS DOCUMENT TO CUSTOMER SERVICE FAX # (512) 433-7810

EXHIBIT B PRIVATE LINE SERVICE ANCILLARY PRICING

Service Charges                         DS-0         DS-1      DS-3       OC-3        OC-12       OC-48
---------------                         ----         ----      ----       ----        -----       -----
RECURRING:
----------
Minimum Circuit Charge                  [***]        [***]     [***]      [***]       [***]       [***]
NON RECURRING:
--------------
New Order Installation
Change of requested service date - 1st
Change of requested service date - 2nd
  and more
Order Change (pre-engineering)
Order Change (post-engineering)                                [***]
Order Cancellation (pre-engineering)
Order Cancellation (post-engineering)
ASR (new or disconnect) Special Access
ASR Supplement
Order Expedite
Reconfiguration

*Customer must notify IXC of service date changes 45 days prior to due date. Service date changes can be extended a maximum of 30 days after due date. Service date changes for OC3, OC12, and OC48 bandwidth are restricted to one change after which order will be subject to billing.

CROSS-CONNECT CHARGE:
---------------------
Recurring                                                 [***]
Non Recurring

INTERCONNECT CHARGE:
--------------------
Recurring                                                 [***]
Non Recurring

* (Other Interexchange carrier, local access or customer interconnect/collocation facility to Supplier local access or bypass facility within the same Supplier POP):

* Interconnect charges apply to connections between Supplier POP's in the same city or between Supplier suite to another suite in the same building.

* Since costs vary widely by location, the interconnect charges indicated above are the minimum amount that will be charged monthly.

* All I.C.B. charges incurred by Supplier will be passed through to the Customer.

The following shall apply for all Waivers or discounted fees: If Circuit is terminated prior to end of Circuit Lease Term, Supplier will pass on charges incurred but not billed.

# Installation charges for On-Net circuits with a term of three (3) years or greater shall be waived. The Installation Charge waiver does not apply for circuits which are being up-graded. If Circuit is terminated prior to end of the Circuit Lease Term, Supplier will pass on charges incurred but not billed.

Other Charges                                             Recurring             Non-Recurring
-------------                                             ---------             -------------
M1/3 multiplex charges:
-----------------------
   1 Year Term                                             [***]
   2 Year Term                                             [***]
   3 Year Term                                             [***]
DACS Charge (Switching Only) per DSO                       [***]
DACS Port Charge (Bell Access to DACS) per                 [***]
DSO

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



                     Private Line Services Exhibit - Page 2

DS-1 DACS PORT                                              [***]

ECHO CANCELLER (PER CIRCUIT END)                            [***]                [***]
SECOND END LOOP (EX; FOR ADPCM)                             [***]                [***]

MAINTENANCE CHARGES:
--------------------
Trouble Assistance Ticket per dispatch:
---------------------------------------
Monday through Friday, 8 am to 5 pm                                              [***]    /   hr, 4 hr
                                                                                              minimum

After Hours                                                                      [***]    /   hr, 4 hr
                                                                                              minimum

(Work limited to recovery of downed circuits or Equipment, not new installations)

NOTES:

1. All charges incurred by Supplier on Customer's behalf from any Local Exchange Carrier, Competitive Access Provider or Competitive Local Exchange Carrier will be directly passed on to the Customer.

2. Services not described above will be considered special handling and charges will be assessed on an Individual Case Basis (I.C.B.).

3.      All of the above changes are subject to changes with a 30-day notice.

4. All Private Line ancillary service charges to cities not listed will be priced on an individual case basis and will be subject to the terms and charges of the underlying carrier.

**      ALL PRODUCTS, CROSS-CONNECTS AND INTERCONNECTS WILL BE PROVIDED BASED
UPON AVAILABILITY.

***     Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



                     PRIVATE LINE SERVICES EXHIBIT - PAGE 3

EXHIBIT C - ON-NET CITY LISTING FOR PRIVATE LINE *
--------------------------------------------------

LOCATION                    LATA         ADDRESS/(NPA)NXX
--------                    ----         ----------------
Abilene, TX                 550          United Bank Bldg.
                                         1049 N. Third, #500,
                                         Abilene, Texas 79601
                                         (915)675
Albany, NY                  134          99 Washington St., Suite 411
                                         Albany, NY 12210
                                         (518)426
Atlanta, GA                 438          4311 Best Road
                                         College Park, GA 30337
                                         (404)762
Austin, TX                  558          621 Pleasant Valley Road
                                         Austin, TX 78702
                                         (512)320
Buffalo, NY                 140          350 Main St. Suite 512
                                         Buffalo, NY 14202
                                         (716)854
Charlotte, NC               422          112 N. Myers St.
                                         Charlotte, NC 28205
                                         (704)347
                                         (NO CO-LOCATE)
Chicago, IL                 358          Doral Plaza
                                         155 North Michigan Ave. #450
                                         Chicago, Illinois 60601
                                         (312)240
Cincinnati, OH              922          150 E. Forth
                                         2nd floor
                                         Cincinnati, OH 45202
                                         (513)784
                                         (NO CO-LOCATE)
Cleveland, OH               320          1150 W. 3 rd St.
                                         1st floor
                                         Cleveland, Oh 44110
                                         (216)771
                                         (NO CO-LOCATE)
Columbus, OH                328          550 W Broad St.
                                         Columbus, OH 43209
                                         (614)228
                                         (NO CO-LOCATE)
Corpus Christi, TX          564          606 N. Carancahua, Suite 816W
                                         Corpus Christi, TX 78476
                                         (512)882
Dallas-Americas             552          Tower of the Americas
                                         2323 Bryan St. Dallas TX 75201
                                         (214)969
Dallas-Electra              552          2223 N. Houston St.
                                         Dallas, TX 75202
                                         (214)954
Dayton, OH                               720 Germantown Rd.
                                         Dayton, OH 45402
                                         (513)461
                                         (NO CO-LOCATE)
El Paso, TX                 540          Texas Commerce Bank
                                         201 E. Main, #1702,
                                         (915)533
Fort Worth, TX              548          1101 E. 9th St.
                                         Ft. Worth, TX 76102
                                         (817)870
Harlingen, TX               568          513 E. Jackson, Matz Bldg.,
                                         Harlingen, TX 78550
                                         (210)425
Hayward, CA                 722          23965 Connecticut Ave.
                                         Hayward, CA. 94546
                                         (510) 259
Houston, TX                 560          293 N. Main Street,
                                         Houston, TX 77002
                                         (713)224
Houston, TX                 560          300 W. Richey Road
                                         Houston, TX 77090-5806
                                         (281)444
Indianapolis, IN            336          Indy Tel-Com Center
                                         720 Kentucky Ave., Suite 1
                                         Indianapolis, IN 46225
                                         (317)632
Joplin, MO                  522          501 South Main St., 2nd Floor
                                         Joplin, MO 64801
                                         (417)623
Kansas City, MO             524          Bank of Kansas City
                                         1125 Grand Ave., Ste. 1704
                                         Kansas City, MO 64106
                                         (816)283
Las Vegas, NV               721          4275 E Sahara Blvd.
                                         Suite 8 & 28
                                         Las Vegas, NV 89104
                                         (702)432
Los Angeles, CA             730          One Wilshire, 624 S. Grand Suite 1615
                                         Los Angeles, CA 90017
                                         (213)689
McAllen, TX                 568          Texas Commerce Bank
                                         200 S. 10th Street, Ste. 1704,
                                         McAllen, Texas 78501
                                         (956)687
Midland, TX                 542          2719 S. Midkiff Rd.
                                         Midland, Texas 79706
                                         (915)697
Newark, DE                  228          504 Interchange Blvd.
                                         Newark DE 19715
                                         (302)283
New York, NY                132          Western Union Bldg.
                                         60 Hudson St., Ste. 1010
                                         (212)732
Oklahoma City, OK           536          2112 East California
                                         Oklahoma City, OK 73104
                                         (405)232
Phoenix, AZ                 666          2600 N. Central, Basement
                                         Phelps-Dodge Tower
                                         Phoenix, AZ 85004
                                         (602)279
Phoenix, AZ                 666          2120 N. Central, Ste. G33
                                         Phoenix, AZ 85004
                                         (602)238
Rochester, NY               136          1 Exchange St., Suite 311
                                         Rochester, NY 14608
                                         (716)232
San Antonio, TX             566          660 S. Santa Rosa.
                                         San Antonio, TX 78204
                                         (210)225

* SUBJECT TO AVAILABILITY.



                     PRIVATE LINE SERVICES EXHIBIT - PAGE 4

EXHIBIT C - ON-NET CITY LISTING FOR PRIVATE LINE (CONT.) *                3.9.99
----------------------------------------------------------

LOCATION                    LATA         ADDRESS/(NPA)NXX
--------                    ----         ----------------
St. Louis, MO               520          900 Walnut, Suite 400
                                         St. Louis, MO 63102
                                         (314)436
Syracuse, NY                136          109 S. Warren St. Suite 628
                                         Syracuse, NY 13202
                                         (315)472
Tucson, AZ                  668          Bank of America Plaza, #1610-1620
                                         33 N. Stone
                                         Tucson, AZ 85701
                                         (520)792
Tulsa, OK                   538          Boatman's Center
                                         15 W. 6th St.
                                         Tulsa, OK 74119
                                         (918)584
Waco, TX                    556          100 S. 26th Street,
                                         Waco, X 76702
                                         (254)750
Washington, D.C.            236          1828 L. St.
                                         5th floor
                                         Washington, D.C. 20036
                                         (202)833


* SUBJECT TO AVAILABILITY



                     PRIVATE LINE SERVICES EXHIBIT - PAGE 5

EXHIBIT C - ON-NET CITY LISTING FOR OC PRODUCT                            3.9.99
----------------------------------------------

LOCATION                    LATA         ADDRESS/(NPA)NXX
--------                    ----         ----------------
Atlanta, GA                 438          4311 Best Road
                                         College Park, GA 30337
                                         (404)762
Albany, NY                  134          99 Washington St., Suite 411
                                         Albany, NY 12210
                                         (518)426
Austin, TX                  558          621 Pleasant Valley Road
                                         Austin, TX 78702
                                         (512)320
Charlotte, NC               422          112 N. Myers St.
                                         Charlotte, NC 28205
                                         (704)347
                                         (NO CO-LOCATE)
Chicago, IL                 358          Doral Plaza
                                         155 North Michigan Ave. #450
                                         Chicago, Illinois 60601
                                         (312)240
Dallas-Electra              552          2223 N. Houston St.
                                         Dallas, TX 75202
                                         (214)954
Fort Worth                  548          1101 E. 9th St.
                                         Ft. Worth, TX 76102
                                         (817)870
Hayward, CA                 722          23965 Connecticut Ave.
                                         Hayward, CA. 94546
                                         (510)259
Houston, TX                 560          293 N. Main Street,
                                         Houston, TX 77002
                                         (713)224
Las Vegas, NV               721          4275 East Sahara Ave.
                                         Suites 8 & 28
                                         Las Vegas, NV 89104
                                         (702)432
Houston, TX                 560          300 W. Richey Road
                                         Houston, TX 77090-5806
                                         (281)444
Los Angeles, CA             730          One Wilshire
                                         624 S. Grand Suite 1615
                                         Los Angeles, CA 90017
                                         (213)689
New York, NY                132          Western Union Bldg.
                                         60 Hudson St.,
                                         Ste. 1010
                                         (212)732
Newark, DE                  228          504 Interchange Blvd
                                         Newark, DE 19715
                                         (302)283
Phoenix, AZ                 666          2600 N. Central, Basement
                                         Phelps-Dodge Tower
                                         Phoenix, AZ 85004
                                         (602)279
Phoenix, AZ                 666          2120 N. Central, Ste. G33
                                         Phoenix, AZ 85004
                                         (602)238
Rochester, NY               136          1 Exchange St., Suite 311
                                         Rochester, NY 14608
                                         (716)232
San Antonio, TX             566          660 S. Santa Rosa,
                                         San Antonio, Texas 78204
                                         (210)225
St. Louis, MO               520          900 Walnut, Suite 400
                                         St. Louis, MO 63102
                                         (314)436
Washington, D.C.            236          1828 L. St.
                                         5th floor
                                         Washington D.C. 20036
                                         (202)296


All OC-X service is subject to availability.



                     PRIVATE LINE SERVICES EXHIBIT - PAGE 6

EXHIBIT D - PRIVATE LINE PRICING
--------------------------------

                                          RATE PER V&H DS-0 MILE/CIRCUIT LEASE TERM
                                          -----------------------------------------
SERVICE TYPE                                            1 YEAR     3 YEAR     5 YEAR
------------                                            ------     ------     ------
DS-0                                                    [***]      [***]      [***]

DS-1

DS-3                                                               [***]

OC-3

OC-12

MINIMUM CIRCUIT CHARGES:

                             DS-0                  [***]
                             DS-1                  [***]
                             DS-3                  [***]
                             OC-3                  [***]
                             OC-12                 [***]

MINIMUM CIRCUIT TERM:        One (1) Year

NOTES:

------

1. ALL PRIVATE LINE SERVICE TO CITIES NOT LISTED ON EXHIBIT C WILL BE PRICED ON AN INDIVIDUAL CASE BASIS AND WILL BE SUBJECT TO THE TERMS OF THE UNDERLYING CARRIER.

2. CIRCUITS CURRENTLY UNDER TERM MAY BE RE-RATED IF A NEW CIRCUIT LEASE TERM IS REQUESTED.

                     Private Line Services Exhibit - Page 7



*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.